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                                                             Exhibit 10(LX)(03)



         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES. ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, transferred OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                                                                August 12, 1998

                                  VIRAGEN, INC.
             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
               --------------------------------------------------

ARC-1

         FOR VALUE RECEIVED, VIRAGEN, INC. (the "Company"), a Delaware corporation, having its principal offices at 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324, grants to THE AMERICAN NATIONAL RED CROSS, a charitable and not-for-profit corporation having its principal offices in Falls Church, Virginia 22042 (the "Holder"), the right to purchase from the Company up to 500,000 fully paid and non-assessable shares of Common Stock at a price per share (the "Exercise Price"), term and vesting schedule and conditions hereinafter set forth.

         This Warrant is issued pursuant to that certain Agreement made and entered into as of August 12, 1998 by and among the Holder, Viragen U.S.A., Inc., ("VUSA") and the Company (the "Agreement"). Certain terms and conditions pertaining to the vesting of the right to purchase shares of Common Stock of the Company are predicated on the parties to the Agreement agreeing to certain additional conditions as set forth in the Agreement. In addition, Section 1.2(b) of the Agreement provides the Company or its affiliates or designees with a right of first refusal under certain conditions as provided therein.

         The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with



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another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions of the Agreement to which this Warrant is attached and as set forth herein.

         1. WARRANT SCHEDULE AND EXERCISE PRICES. This Warrant shall vest for the number of shares of Warrant Stock, for the term and at Exercise Prices set forth as follows:


       GRANT DATE               VEST DATE              # OF SHARES                 TERM               EXERCISE PRICE
       ----------               ---------              -----------                 ----               --------------
    August 12, 1998          August 12, 1998                50,000          2 years from vest          $ 5.50/share
    August 12, 1998          August 12, 2000               100,000          2 years from vest          $ 7.50/share
    August 12, 1998          August 12, 2002               150,000          3 years from vest          $ 9.00/share
    August 12, 1998          August 12, 2004               200,000          4 years from vest          $11.00/share


         The vesting schedule for the above Warrant Stock in the Agreement is contingent upon the Holder and VUSA executing mutually agreeable two-year buffycoat pricing schedules and rebate program by the respective vesting dates for the applicable Warrant Stock as provided for in Section 6.1(d) of the Agreement. Specifically, the 100,000 block of Warrant Stock is conditioned upon price agreement for the years (i.e. 24-month period) 2000-2002; the 150,000 block of Warrant Stock is conditioned upon price agreement by the parties for the years 2002-2004; and the 200,000 block of Warrant Stock is conditioned upon price agreement for the years 2004-2006. In addition, the 200,000 block of Warrant Stock is further conditioned upon extension of the Agreement prior to the end of year 7 as provided in Section 6.1(b) of the Agreement. The foregoing notwithstanding, in the event the Holder and VUSA shall have failed to come to an agreement with regard to the pricing schedule and rebate program for the applicable two-year period supporting the vesting of the Warrant Stock by the aforementioned vest date, then commencing with each of the respective vest dates and for each three-month period following the vest date that the Holder and VUSA have failed to reach such pricing and rebate agreement, one eighth (1/8) of the proposed Warrants to be vested for that applicable two-year period shall become null and void.

         2. EXERCISE OF WARRANT. Following vesting, this Warrant may be exercised as to the specified amount of Warrant Stock, in whole or in part, but if in part, in minimum increments of 50,000 shares at any time, or from time to time during the period commencing on the vesting date and expiring 5:00 p.m. Eastern Time on the date of expiration or termination of the Agreement to which this Warrant is attached (the "Expiration Date") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company or by delivery of the Holder's Promissory Note in the form attached as Exhibit A) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney. If this Warrant should be exercised in part





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only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the payment of the Exercise Price at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

         3. REGISTRATION RIGHTS. The Company has provided registration rights with respect to the Warrant Stock as provided in that certain Registration Rights Agreement dated even date herewith.

         4. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

         5. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise Of this Warrant, but the Company shall pay the holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall be determined as follows:

                  (a) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or system; or

                  (b) if the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

                  (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the C6mpany ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.




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         7. ANTI-DILUTION PROVISIONS.

         7.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or similar distribution of shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 7.1 shall be effective at the close of business on the effective date of such subdivision or combination, or if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment based thereof shall be the record date therefor.

         7.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other a corporation, the securities of which are at the time receivable on the exercise of this Warrant), or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

         7.3 NOTIFICATION AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and will notify the Holder in writing of such adjustment within 30 days of the effective date of such adjustment. When appropriate, notice may be given in advance as part of notices required to be mailed to the Holder pursuant to Section 7.5 hereof.

         7.4 OTHER ISSUANCES. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversions of shares or obligations of the Company convertible into such shares or other securities, or as compensation or otherwise, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or the exercise price of the Shares that remain unexercised under the Warrant.





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         Without limiting the generality of the foregoing, the existence of unexercised Shares under the Warrant shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any issuances as described above, (ii) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (iii) any merger or consolidation of the Company; (iv) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares issuable upon exercise of the Warrant; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

         7.5 NOTICES OF RECORD DATE, ETC. In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such Other Securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such Other Securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified, and the Warrant may be exercised prior to said date during the term of the Warrant.

         8. TRANSFER TO COMPLY WITH THE SECURITIES ACT. The Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) in a transaction exempt from registration under the Securities Act including pursuant to Rule 144 thereunder;
(b) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Stock or Other Securities may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this





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Warrant with respect to any resale or other disposition of such securities; or
(c) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition.

         9. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock, all certificates representing shares will bear on the face thereof substantially the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR UNLESS AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

         10. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended at the address of such party as set forth on the first page, or at such other address of which the Company or the Holder has been advised by notice hereunder.

         11. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                                VIRAGEN, INC.



                                            By:
                                                -------------------------------
                                                Gerald Smith, President





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                              WARRANT EXERCISE FORM

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock at an exercise price of $_________ per share of Common Stock of Viragen, Inc., a Delaware corporation, and hereby makes payment of $__________ in payment therefor.


                                             ----------------------------------
                                             Signature



                                             ----------------------------------
                                             Date


                       INSTRUCTIONS FOR ISSUANCE OF STOCK
    (If in a name other than to the registered holder of the within Warrant)

Name


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                  (Please typewrite or print in block letters)

Address:


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Social Security or
Taxpayer Identification Number:



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                                                                      EXHIBIT A

                                 PROMISSORY NOTE

$ _________________                                                     [DATE]

         FOR VALUE RECEIVED, THE AMERICAN NATIONAL RED CROSS, a District of Columbia Corporation ("Maker"), having an address at 1616 N. Fort Myer Drive, Arlington, Virginia 22209, hereby promises to pay to the order of VIRAGEN, INC., a Delaware corporation ("Holder"), having an address at 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324, the principal sum of __________________________________ ($___________), together with simple interest thereon at the annual rate equal to THE WALL STREET JOURNAL prime rate published on the date hereof, at the address of Holder set forth above. The entire principal amount of this Note, together with accrued interest thereon, shall be payable one (1) year from the date hereof (the "Maturity Date").

         Maker may prepay this Note, in whole or in part, at any time or from time to time, without premium or penalty; provided, however, that any prepayment will be applied first to pay accrued and unpaid interest and then in reduction of principal.

         Maker hereby waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of protest and diligence in collection. The non-exercise by Holder of any of Holder's rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. Any waiver of any right, term or condition hereby by Holder must be in writing to be valid. Maker acknowledges that no oral waiver shall be binding, nor shall Maker have the right to rely on any oral statement purporting to be a waiver.

         This Note shall inure to the benefit of Holder and Holder's successors and assigns. This Note shall be binding upon Maker and Maker's successors and assigns.



                                            THE AMERICAN NATIONAL RED CROSS,
                                            a District of Columbia corporation

                                            By:
                                                -------------------------------

                                            Name:
                                                 ------------------------------

                                            Its:
                                                -------------------------------